Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Van Vlasselaer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: the Annual Report of ARMO BioSciences, Inc. on Form 10-K for the fiscal year ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of ARMO BioSciences, Inc.

March 30, 2018	By:	/s/ Peter Van Vlasselaer
(Date)		Name: Peter Van Vlasselaer, Ph.D.
Title: Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Herb Cross, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: the Annual Report of ARMO BioSciences, Inc. on Form 10-K for the fiscal year ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of ARMO BioSciences, Inc.

March 30, 2018	By:	/s/ Herb Cross
(Date)		Name: Herb Cross
Title: Chief Financial Officer (Principal Financial Officer)